UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Strategic Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.91%	5.28%	4.27%
Class M (incl. 4.00% sales charge)	3.00%	5.30%	4.28%
Class C (incl. contingent deferred sales charge)	5.41%	5.37%	3.92%
Fidelity® Strategic Income Fund	7.53%	6.43%	4.95%
Class I	7.48%	6.42%	4.94%
Class Z	7.59%	6.47%	4.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Strategic Income Fund shares took place on April 13, 2018. Returns prior to April 13, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Income Fund - Class A on December 31, 2010, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$15,194	Fidelity Advisor® Strategic Income Fund - Class A
$15,036	Bloomberg Barclays U.S. Universal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Financial markets experienced a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in high-yield bonds suffering a swift decline through March 23, followed by a historic rebound through year-end. Declared a pandemic on March 11, the crisis and containment efforts caused broad economic contraction, along with extreme uncertainty, volatility and dislocation in financial markets. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled the market surge, as did resilient corporate earnings and potential for a COVID-19 vaccine breakthrough. Against this backdrop, the Fidelity Strategic Income Composite Index℠ gained 6.63%. Within the index, high-yield bonds fared best, with the ICE BofA® U.S. High Yield Constrained Index, a proxy for the high-yield bond market, gaining 8.24%, as credit spreads narrowed from historically wide levels at the height of the pandemic in early 2020. U.S. government bonds, as measured by the Bloomberg Barclays U.S. Government Bond Index, rose 7.94%, compared with an advance of 4.87% for non-U.S. developed-markets debt, as measured by the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted Ex USD Index (Hedged). Elsewhere, floating-rate bonds, as measured by the S&P/LSTA® Leveraged Performing Loan Index, were up 3.50% in 2020.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the year, the fund's share classes (excluding sales charges, if applicable) rose roughly 6% to 8%, with most share classes outperforming the 6.63% gain of the Fidelity Strategic Income Composite Index. Favorable security selection was the main driver of the funds' relative outperformance, while asset allocation also contributed to a lesser extent. By far, security selection in the fund's high-yield bond subportfolio helped the most, while overweighting this outperforming asset class also added value. Much of the relative outperformance came from this subportfolio's out-of-benchmark equity allocation, as stocks notably outpaced corporate bonds during the year. In industry terms, security selection in the technology, telecommunications and gaming categories particularly helped, even as security selection and industry allocation in energy and air transportation hurt. Also contributing was security selection combined with a helpful overweighting in the fund's non-U.S. developed debt subportfolio. Here, defensive positioning contributed during the first-quarter sell-off in global financial markets, as did the manager's subsequent decision to tactically add back risk as asset prices recovered. Favorably timed asset class positioning in the fund's U.S. government bond subportfolio further helped. On the negative side, bond selection in the emerging-markets debt subportfolio detracted due to weak bond picks in Mexico and Ukraine, as well as an overweighting in the lagging Argentinian market. Security selection and an overweighting in the lagging floating-rate debt subportfolio also modestly detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	17.8
German Federal Republic	4.2
CCO Holdings LLC/CCO Holdings Capital Corp.	1.7
Ally Financial, Inc.	1.7
Pacific Gas & Electric Co.	1.2
26.6

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Financials	10.5
Energy	10.0
Communication Services	9.8
Consumer Discretionary	6.4
Industrials	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2020
U.S. Government and U.S. Government Agency Obligations*	18.3%
AAA,AA,A	5.0%
BBB	7.3%
BB	21.3%
B	23.5%
CCC,CC,C	5.9%
Not Rated	5.8%
Equities	7.5%
Short-Term Investments and Net Other Assets	5.4%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*,**,***,†
Preferred Securities	7.7%
Corporate Bonds	39.0%
U.S. Government and U.S. Government Agency Obligations††	15.0%
Foreign Government & Government Agency Obligations	15.5%
Bank Loan Obligations	9.3%
Stocks	7.4%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

 * Foreign investments – 32.3%

 ** Futures and Swaps – 3.1%

 *** Written options – (0.7)%

 † Forward Currency Contracts – (8.5)%

 †† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Corporate Bonds - 32.3%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Forum Energy Technologies, Inc. 9% 8/4/25		$10,998	$7,039
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc.:
15% 7/15/23 (b)(c)		2,109	2,109
15% 7/15/23 (b)(c)		1,209	1,209
			3,318
TOTAL ENERGY			10,357
Nonconvertible Bonds - 32.2%
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 2.3%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		11,810	12,741
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		3,300	3,321
5.625% 9/15/28 (d)		2,610	2,731
Frontier Communications Corp.:
5% 5/1/28 (d)		11,730	12,229
5.875% 10/15/27 (d)		6,300	6,812
6.75% 5/1/29 (d)		7,510	8,036
Qwest Corp. 7.25% 9/15/25		955	1,129
Sable International Finance Ltd. 5.75% 9/7/27 (d)		12,405	13,196
SFR Group SA:
5.5% 1/15/28 (d)		13,345	13,952
7.375% 5/1/26 (d)		62,475	65,755
8.125% 2/1/27 (d)		4,495	4,956
Sprint Capital Corp.:
6.875% 11/15/28		78,162	103,055
8.75% 3/15/32		39,078	61,875
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		9,200	9,812
Virgin Media Finance PLC 5% 7/15/30 (d)		14,025	14,551
Windstream Escrow LLC 7.75% 8/15/28 (d)		19,370	19,506
Zayo Group Holdings, Inc. 4% 3/1/27 (d)		9,545	9,569
			363,226
Entertainment - 0.5%
Allen Media LLC 10.5% 2/15/28 (d)		6,415	6,656
Lions Gate Entertainment Corp. 5.875% 11/1/24 (d)		2,640	2,680
Livent, Inc. 9.375% 10/15/04 (c)(e)		300	0
Netflix, Inc.:
4.375% 11/15/26		3,920	4,346
4.875% 4/15/28		16,980	19,148
5.375% 11/15/29 (d)		6,760	7,968
5.875% 11/15/28		38,210	45,804
			86,602
Interactive Media & Services - 0.0%
ANGI Homeservices, Inc. 3.875% 8/15/28 (d)		3,385	3,445
Media - 3.5%
Altice Financing SA 5% 1/15/28 (d)		6,470	6,629
Block Communications, Inc. 4.875% 3/1/28 (d)		4,405	4,537
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		10,205	10,755
4.5% 8/15/30 (d)		16,805	17,834
4.5% 5/1/32 (d)		6,745	7,202
4.75% 3/1/30 (d)		51,010	55,040
5% 2/1/28 (d)		54,720	57,866
5.125% 5/1/27 (d)		42,005	44,575
5.375% 6/1/29 (d)		34,085	37,366
5.5% 5/1/26 (d)		12,355	12,803
5.875% 5/1/27 (d)		10,315	10,715
Clear Channel International BV 6.625% 8/1/25 (d)		9,800	10,339
CSC Holdings LLC:
5.375% 2/1/28 (d)		13,855	14,790
5.5% 5/15/26 (d)		31,192	32,440
5.75% 1/15/30 (d)		61,690	67,628
6.5% 2/1/29 (d)		15,380	17,365
7.5% 4/1/28 (d)		8,475	9,531
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		13,370	10,863
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (d)		6,785	7,302
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)		13,395	14,015
5.625% 7/15/27 (d)		14,270	15,287
Quebecor Media, Inc. 5.75% 1/15/23		14,205	15,341
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		1,655	1,725
5.375% 1/15/31 (d)		3,195	3,360
Sirius XM Radio, Inc.:
5% 8/1/27 (d)		8,740	9,286
5.375% 7/15/26 (d)		7,940	8,277
Townsquare Media, Inc. 6.875% 2/1/26 (d)(f)		3,305	3,465
Videotron Ltd. 5.125% 4/15/27 (d)		7,325	7,774
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		3,375	3,562
6% 1/15/27 (d)		7,930	8,380
Ziggo BV:
4.875% 1/15/30 (d)		4,805	5,051
5.5% 1/15/27 (d)		14,355	14,983
			546,086
Wireless Telecommunication Services - 0.4%
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (e)		19,430	13,164
8% 2/15/24 (d)		12,960	13,268
8.5% 10/15/24 (d)(e)		12,990	9,288
9.75% 7/15/25 (d)(e)		22,015	15,851
Millicom International Cellular SA 4.5% 4/27/31 (d)		1,040	1,123
Sprint Corp. 7.625% 3/1/26		3,615	4,487
			57,181
TOTAL COMMUNICATION SERVICES			1,056,540
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.0%
Allison Transmission, Inc. 5.875% 6/1/29 (d)		4,830	5,349
Exide Technologies:
11% 10/31/24 pay-in-kind (c)(d)(e)(g)		1,280	0
11% 10/31/24 pay-in-kind (c)(d)(e)(g)		632	285
			5,634
Automobiles - 0.0%
Tesla, Inc. 5.3% 8/15/25 (d)		835	870
Diversified Consumer Services - 0.0%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		5,300	5,499
Sotheby's 7.375% 10/15/27 (d)		2,970	3,182
			8,681
Hotels, Restaurants & Leisure - 2.2%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (d)		23,490	23,666
4.375% 1/15/28 (d)		6,265	6,453
Affinity Gaming LLC 6.875% 12/15/27 (d)		2,520	2,637
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		25,535	27,195
8.125% 7/1/27 (d)		34,045	37,689
Caesars Resort Collection LLC 5.75% 7/1/25 (d)		8,510	9,017
Carnival Corp.:
7.625% 3/1/26 (d)		5,040	5,491
9.875% 8/1/27 (d)		10,150	11,673
10.5% 2/1/26 (d)		7,395	8,615
11.5% 4/1/23 (d)		20,180	23,343
Choice Hotels International, Inc. 5.75% 7/1/22		2,690	2,859
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (d)		3,350	3,493
4% 5/1/31 (d)		5,020	5,297
4.875% 1/15/30		11,025	12,045
5.125% 5/1/26		10,820	11,172
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		5,210	5,514
MCE Finance Ltd.:
4.875% 6/6/25 (d)		17,840	18,384
5.25% 4/26/26 (d)		7,345	7,679
5.375% 12/4/29 (d)		4,785	4,968
5.75% 7/21/28 (d)		3,385	3,607
Merlin Entertainments PLC 5.75% 6/15/26 (d)		4,580	4,808
MGM Resorts International:
4.75% 10/15/28		6,740	7,224
6.75% 5/1/25		15,075	16,317
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		3,915	4,125
12.25% 5/15/24 (d)		9,110	10,932
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		6,740	7,212
Royal Caribbean Cruises Ltd.:
10.875% 6/1/23 (d)		8,545	9,723
11.5% 6/1/25 (d)		12,420	14,485
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (d)		5,505	5,976
Vail Resorts, Inc. 6.25% 5/15/25 (d)		3,855	4,115
Viking Cruises Ltd.:
5.875% 9/15/27 (d)		3,395	3,320
13% 5/15/25 (d)		5,740	6,859
Voc Escrow Ltd. 5% 2/15/28 (d)		6,285	6,238
Wynn Macau Ltd. 5.125% 12/15/29 (d)		9,840	10,049
			342,180
Household Durables - 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)		4,370	4,517
LGI Homes, Inc. 6.875% 7/15/26 (d)		7,205	7,565
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (d)		775	832
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		11,770	12,847
TRI Pointe Homes, Inc. 5.7% 6/15/28		8,715	9,839
			35,600
Internet & Direct Marketing Retail - 0.2%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		23,835	26,278
Specialty Retail - 0.3%
Asbury Automotive Group, Inc.:
4.5% 3/1/28		1,987	2,071
4.75% 3/1/30		1,980	2,124
Burlington Coat Factory Warehouse Corp. 6.25% 4/15/25 (d)		2,035	2,162
L Brands, Inc.:
6.625% 10/1/30 (d)		3,355	3,707
6.75% 7/1/36		10,365	11,548
6.875% 11/1/35		3,370	3,783
7.5% 6/15/29		5,030	5,596
LBM Acquisition LLC 6.25% 1/15/29 (d)		2,745	2,856
Penske Automotive Group, Inc. 5.5% 5/15/26		5,975	6,207
			40,054
TOTAL CONSUMER DISCRETIONARY			459,297
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		5,285	5,338
4.625% 1/15/27 (d)		9,415	10,015
4.875% 2/15/30 (d)		18,930	20,859
C&S Group Enterprises LLC 5% 12/15/28 (d)		5,155	5,142
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		5,880	6,600
Performance Food Group, Inc. 5.5% 10/15/27 (d)		5,345	5,639
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		6,735	7,105
United Natural Foods, Inc. 6.75% 10/15/28 (d)		4,680	4,896
			65,594
Food Products - 1.0%
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)		3,790	3,847
Del Monte Foods, Inc. 11.875% 5/15/25 (d)		3,895	4,421
JBS Investments II GmbH:
5.75% 1/15/28 (d)		6,485	6,939
7% 1/15/26 (d)		6,745	7,283
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (d)		17,240	17,800
6.75% 2/15/28 (d)		10,725	12,050
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		12,225	14,044
6.5% 4/15/29 (d)		17,835	20,778
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (d)		5,230	5,452
4.875% 11/1/26 (d)		5,285	5,524
Pilgrim's Pride Corp. 5.75% 3/15/25 (d)		12,675	13,012
Post Holdings, Inc.:
4.625% 4/15/30 (d)		6,415	6,748
5% 8/15/26 (d)		12,030	12,421
5.5% 12/15/29 (d)		9,145	9,979
5.75% 3/1/27 (d)		4,885	5,172
TreeHouse Foods, Inc. 4% 9/1/28		2,250	2,327
			147,797
TOTAL CONSUMER STAPLES			213,391
ENERGY - 4.1%
Energy Equipment & Services - 0.2%
Diamond Offshore Drilling, Inc.:
4.875% 11/1/43 (e)		308	38
5.7% 10/15/39 (e)		1,585	194
Exterran Energy Solutions LP 8.125% 5/1/25		3,270	2,730
Nabors Industries Ltd.:
7.25% 1/15/26 (d)		6,565	4,603
7.5% 1/15/28 (d)		5,660	3,875
Nine Energy Service, Inc. 8.75% 11/1/23 (d)		3,620	1,611
NuStar Logistics LP 6% 6/1/26		7,285	7,879
SESI LLC 7.75% 9/15/24 (e)		4,340	1,389
Summit Midstream Holdings LLC 5.75% 4/15/25		3,405	2,179
			24,498
Oil, Gas & Consumable Fuels - 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (d)		10,640	10,217
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)		1,645	1,612
Callon Petroleum Co.:
6.125% 10/1/24		2,855	1,642
6.25% 4/15/23		5,395	3,426
Cheniere Energy, Inc. 4.625% 10/15/28 (d)		13,395	14,065
Chesapeake Energy Corp.:
7% 10/1/24 (e)		3,985	179
8% 1/15/25 (e)		1,955	88
8% 6/15/27 (e)		1,240	56
11.5% 1/1/25 (d)(e)		14,711	2,574
Citgo Holding, Inc. 9.25% 8/1/24 (d)		16,430	15,116
Citgo Petroleum Corp. 7% 6/15/25 (d)		13,580	13,546
CNX Midstream Partners LP 6.5% 3/15/26 (d)		3,935	4,004
CNX Resources Corp. 6% 1/15/29 (d)		3,200	3,278
Comstock Resources, Inc.:
7.5% 5/15/25 (d)		6,555	6,637
9.75% 8/15/26		4,500	4,826
9.75% 8/15/26		36,490	39,136
Continental Resources, Inc.:
3.8% 6/1/24		11,880	12,236
4.375% 1/15/28		3,040	3,101
4.5% 4/15/23		330	340
4.9% 6/1/44		7,565	7,433
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		11,025	10,915
5.75% 4/1/25		2,960	3,012
CVR Energy, Inc.:
5.25% 2/15/25 (d)		9,740	9,399
5.75% 2/15/28 (d)		24,505	23,218
DCP Midstream Operating LP 5.85% 5/21/43 (d)(g)		10,780	9,271
EG Global Finance PLC 8.5% 10/30/25 (d)		9,545	10,165
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (d)		5,820	5,972
5.75% 1/30/28 (d)		10,149	10,948
6.625% 7/15/25 (d)		3,395	3,633
Energy Transfer Equity LP 5.5% 6/1/27		12,065	12,318
EQT Corp. 3.9% 10/1/27		15,848	15,744
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (d)(e)		4,315	777
Hess Midstream Partners LP:
5.125% 6/15/28 (d)		6,600	6,899
5.625% 2/15/26 (d)		9,140	9,506
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (d)		7,550	7,493
5.75% 10/1/25 (d)		8,135	8,227
6.25% 11/1/28 (d)		7,130	7,290
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		4,350	4,383
Indigo Natural Resources LLC 6.875% 2/15/26 (d)		13,168	13,464
Laredo Petroleum, Inc. 10.125% 1/15/28		2,595	2,206
MEG Energy Corp. 7.125% 2/1/27 (d)		6,490	6,701
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29		4,155	4,420
5.625% 5/1/27		3,665	3,876
New Fortress Energy LLC 6.75% 9/15/25 (d)		27,005	28,600
Newfield Exploration Co. 5.375% 1/1/26		6,813	7,310
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% 3/1/25		7,480	4,740
7.5% 4/15/26		9,630	5,971
NGPL PipeCo LLC:
4.375% 8/15/22 (d)		1,800	1,875
4.875% 8/15/27 (d)		1,800	2,039
Occidental Petroleum Corp.:
2.9% 8/15/24		8,270	7,960
3.2% 8/15/26		515	482
3.4% 4/15/26		670	639
4.4% 4/15/46		5,820	5,072
4.4% 8/15/49		14,725	12,410
4.625% 6/15/45		4,795	4,179
5.875% 9/1/25		6,775	7,215
6.2% 3/15/40		3,565	3,538
6.375% 9/1/28		6,775	7,148
6.45% 9/15/36		11,875	12,433
6.6% 3/15/46		9,520	9,663
6.625% 9/1/30		13,550	14,712
7.2% 3/15/29		2,440	2,489
7.5% 5/1/31		680	758
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		15,760	9,003
7.25% 6/15/25		13,580	8,803
9.25% 5/15/25 (d)		13,465	13,205
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		6,110	5,850
PDC Energy, Inc.:
6.125% 9/15/24		2,480	2,548
6.25% 12/1/25		4,370	4,315
Sanchez Energy Corp. 7.25% 2/15/23 (c)(d)(e)		12,834	0
SM Energy Co.:
5.625% 6/1/25		4,400	3,564
6.625% 1/15/27		12,830	10,232
6.75% 9/15/26		3,175	2,572
Southwestern Energy Co.:
6.45% 1/23/25 (g)		1,095	1,139
7.5% 4/1/26		12,420	13,029
7.75% 10/1/27		7,830	8,454
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (d)		5,515	5,736
5.5% 2/15/26		6,865	7,037
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 7.5% 10/1/25 (d)		5,035	5,436
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31 (d)		6,345	6,884
Teine Energy Ltd. 6.875% 9/30/22 (d)		8,820	8,798
Tennessee Gas Pipeline Co. 7.625% 4/1/37		2,585	3,655
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (c)(e)		6,493	325
W&T Offshore, Inc. 9.75% 11/1/23 (d)		24,200	17,122
			610,289
TOTAL ENERGY			634,787
FINANCIALS - 4.2%
Banks - 0.5%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (g)	EUR	14,715	19,164
Citigroup, Inc. 1.25% 7/6/26 (Reg. S) (g)	EUR	7,333	9,426
Commerzbank AG 4% 3/23/26 (Reg. S)	EUR	12,050	16,482
Danske Bank A/S 2.5% 6/21/29 (Reg. S) (g)	EUR	14,402	18,613
Lloyds Banking Group PLC 4.5% 3/18/30 (Reg. S) (g)	EUR	9,760	13,635
			77,320
Capital Markets - 0.1%
AssuredPartners, Inc.:
5.625% 1/15/29 (d)		3,905	4,076
7% 8/15/25 (d)		2,930	3,037
MSCI, Inc. 4% 11/15/29 (d)		3,780	4,026
UBS Group AG 0.25% 11/5/28 (Reg. S) (g)	EUR	9,024	11,062
			22,201
Consumer Finance - 2.6%
Ally Financial, Inc.:
8% 11/1/31		16,761	23,846
8% 11/1/31		155,842	228,634
Ford Motor Credit Co. LLC:
3.375% 11/13/25		15,970	16,354
4% 11/13/30		25,360	26,677
5.113% 5/3/29		6,160	6,860
Springleaf Finance Corp.:
4% 9/15/30		3,340	3,466
5.375% 11/15/29		5,560	6,255
6.625% 1/15/28		4,415	5,243
6.875% 3/15/25		30,605	35,540
7.125% 3/15/26		41,215	48,737
			401,612
Diversified Financial Services - 0.6%
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		6,600	7,013
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27		17,335	18,583
6.25% 5/15/26		14,625	15,486
6.375% 12/15/25		32,405	33,523
6.75% 2/1/24		6,490	6,600
James Hardie International Finance Ltd.:
4.75% 1/15/25 (d)		5,220	5,310
5% 1/15/28 (d)		5,270	5,598
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)		2,265	2,356
			94,469
Insurance - 0.4%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (d)		20,290	21,123
8.125% 2/15/24 (d)		7,875	8,337
10.125% 8/1/26 (d)		6,810	7,814
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		6,740	6,892
6.75% 10/15/27 (d)		10,080	10,786
HUB International Ltd. 7% 5/1/26 (d)		6,980	7,300
			62,252
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 5.25% 8/15/28		4,725	5,056
TOTAL FINANCIALS			662,910
HEALTH CARE - 2.4%
Health Care Equipment & Supplies - 0.0%
Hologic, Inc. 4.625% 2/1/28 (d)		2,505	2,658
Health Care Providers & Services - 2.0%
Akumin, Inc. 7% 11/1/25 (d)		3,360	3,528
AMN Healthcare 4.625% 10/1/27 (d)		1,695	1,776
Centene Corp.:
4.25% 12/15/27		6,820	7,229
4.625% 12/15/29		23,795	26,417
4.75% 1/15/25		5,425	5,567
5.375% 6/1/26 (d)		18,035	19,022
5.375% 8/15/26 (d)		4,655	4,917
Community Health Systems, Inc.:
5.625% 3/15/27 (d)		3,305	3,554
6% 1/15/29 (d)		3,310	3,576
6.625% 2/15/25 (d)		7,415	7,804
8% 3/15/26 (d)		37,390	40,288
8.125% 6/30/24 (d)		25,507	26,400
9.875% 6/30/23 (d)		21,652	22,762
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (d)		7,300	7,839
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 5% 6/15/28 (d)		7,220	7,707
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		6,345	6,805
4.375% 6/15/28 (d)		4,690	4,936
Radiology Partners, Inc. 9.25% 2/1/28 (d)		11,755	13,228
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		6,200	6,485
Tenet Healthcare Corp.:
4.625% 7/15/24		3,640	3,731
4.625% 9/1/24 (d)		7,305	7,542
4.875% 1/1/26 (d)		18,260	19,102
5.125% 5/1/25		3,640	3,711
5.125% 11/1/27 (d)		10,955	11,599
6.125% 10/1/28 (d)		10,130	10,572
6.25% 2/1/27 (d)		11,115	11,782
U.S. Renal Care, Inc. 10.625% 7/15/27 (d)		12,865	14,216
Vizient, Inc. 6.25% 5/15/27 (d)		1,690	1,817
			303,912
Health Care Technology - 0.0%
IMS Health, Inc. 5% 5/15/27 (d)		5,660	6,017
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc. 4.25% 5/1/28 (d)		2,045	2,142
Syneos Health, Inc. 3.625% 1/15/29 (d)		5,025	5,039
			7,181
Pharmaceuticals - 0.3%
Bausch Health Companies, Inc.:
5% 2/15/29 (d)		5,025	5,167
5.25% 2/15/31 (d)		5,025	5,250
Catalent Pharma Solutions:
4.875% 1/15/26 (d)		2,365	2,412
5% 7/15/27 (d)		2,295	2,424
Takeda Pharmaceutical Co. Ltd. 2% 7/9/40	EUR	11,100	15,394
Utah Acquisition Sub, Inc. 3.125% 11/22/28 (Reg. S)	EUR	12,410	18,034
			48,681
TOTAL HEALTH CARE			368,449
INDUSTRIALS - 3.4%
Aerospace & Defense - 1.7%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (d)		2,610	2,675
Bombardier, Inc.:
6.125% 1/15/23 (d)		6,590	6,442
7.5% 12/1/24 (d)		5,505	5,281
7.5% 3/15/25 (d)		9,175	8,510
7.875% 4/15/27 (d)		28,965	26,632
BWX Technologies, Inc.:
4.125% 6/30/28 (d)		6,400	6,664
5.375% 7/15/26 (d)		4,990	5,183
Moog, Inc. 4.25% 12/15/27 (d)		2,025	2,101
Rolls-Royce PLC 5.75% 10/15/27 (d)		6,560	7,265
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		9,205	9,872
TransDigm UK Holdings PLC 6.875% 5/15/26		21,085	22,277
TransDigm, Inc.:
5.5% 11/15/27		57,420	60,435
6.25% 3/15/26 (d)		11,120	11,843
6.375% 6/15/26		37,890	39,216
6.5% 5/15/25		9,710	9,977
7.5% 3/15/27		11,028	11,772
Wolverine Escrow LLC:
8.5% 11/15/24 (d)		13,041	12,442
9% 11/15/26 (d)		13,634	12,905
			261,492
Air Freight & Logistics - 0.1%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)		3,960	4,084
XPO Logistics, Inc. 6.25% 5/1/25 (d)		11,590	12,472
			16,556
Airlines - 0.4%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (d)		1,479	1,483
Delta Air Lines, Inc. 7% 5/1/25 (d)		2,860	3,301
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75% 10/20/28 (d)		23,940	26,125
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		1,922	1,878
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		2,950	2,690
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		20,660	22,210
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		7,805	8,742
			66,429
Building Products - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		1,400	1,471
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		3,280	3,403
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (d)		4,830	4,963
			9,837
Commercial Services & Supplies - 0.2%
Covanta Holding Corp.:
5% 9/1/30		6,775	7,249
5.875% 7/1/25		1,995	2,075
6% 1/1/27		7,080	7,436
IAA Spinco, Inc. 5.5% 6/15/27 (d)		2,830	3,000
KAR Auction Services, Inc. 5.125% 6/1/25 (d)		6,210	6,390
Ritchie Bros. Auctioneers, Inc. 5.375% 1/15/25 (d)		2,315	2,383
The Brink's Co. 4.625% 10/15/27 (d)		7,200	7,524
			36,057
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		7,490	8,335
Odebrecht Finance Ltd.:
4.375% 4/25/25 (d)(e)		7,474	304
5.25% 6/27/29 (d)(e)		6,800	287
7.125% 6/26/42 (d)(e)		3,310	147
Pike Corp. 5.5% 9/1/28 (d)		5,315	5,614
			14,687
Electrical Equipment - 0.1%
Sensata Technologies BV 5% 10/1/25 (d)		8,215	9,139
Machinery - 0.0%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)		4,630	4,711
Stevens Holding Co., Inc. 6.125% 10/1/26 (d)		1,880	2,030
			6,741
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		5,670	5,897
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		6,270	6,458
			12,355
Road & Rail - 0.5%
Hertz Corp.:
5.5% 10/15/24 (d)(e)		5,950	3,213
6% 1/15/28 (d)(e)		3,435	1,855
6.25% 10/15/22 (e)		4,635	2,503
7.125% 8/1/26 (d)(e)		6,315	3,410
Uber Technologies, Inc.:
6.25% 1/15/28 (d)		5,520	6,003
7.5% 9/15/27 (d)		31,625	34,788
8% 11/1/26 (d)		29,170	31,759
			83,531
Trading Companies & Distributors - 0.1%
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		10,040	10,116
United Rentals North America, Inc.:
3.875% 11/15/27		3,345	3,504
5.5% 5/15/27		4,980	5,335
			18,955
TOTAL INDUSTRIALS			535,779
INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment & Components - 0.0%
MTS Systems Corp. 5.75% 8/15/27 (d)		1,905	2,067
IT Services - 0.3%
Banff Merger Sub, Inc. 9.75% 9/1/26 (d)		5,645	6,097
Camelot Finance SA 4.5% 11/1/26 (d)		6,365	6,643
Gartner, Inc. 3.75% 10/1/30 (d)		6,920	7,266
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (d)		5,665	5,962
GTT Communications, Inc. 7.875% 12/31/24 (d)		640	256
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		3,695	4,212
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)		3,845	4,028
RP Crown Parent, LLC 7.375% 10/15/24 (d)		2,820	2,869
Unisys Corp. 6.875% 11/1/27 (d)		3,685	4,026
			41,359
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp. 3.875% 9/1/28 (d)		6,765	6,985
Software - 0.5%
Ascend Learning LLC:
6.875% 8/1/25 (d)		2,480	2,551
6.875% 8/1/25 (d)		7,330	7,541
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		6,975	7,141
Boxer Parent Co., Inc. 7.125% 10/2/25 (d)		3,445	3,739
Fair Isaac Corp. 4% 6/15/28 (d)		6,420	6,757
NortonLifeLock, Inc. 5% 4/15/25 (d)		6,360	6,487
Open Text Corp.:
3.875% 2/15/28 (d)		3,220	3,341
5.875% 6/1/26 (d)		6,000	6,233
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		3,220	3,425
PTC, Inc.:
3.625% 2/15/25 (d)		3,755	3,860
4% 2/15/28 (d)		3,715	3,894
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (d)		9,915	9,939
7.5% 9/1/25 (d)		11,835	12,146
			77,054
Technology Hardware, Storage & Peripherals - 0.1%
NCR Corp.:
5% 10/1/28 (d)		3,385	3,571
5.25% 10/1/30 (d)		3,385	3,630
5.75% 9/1/27 (d)		5,480	5,823
6.125% 9/1/29 (d)		5,480	6,069
8.125% 4/15/25 (d)		2,910	3,241
			22,334
TOTAL INFORMATION TECHNOLOGY			149,799
MATERIALS - 2.8%
Chemicals - 1.5%
CF Industries Holdings, Inc.:
4.95% 6/1/43		40,343	49,521
5.15% 3/15/34		19,208	23,603
5.375% 3/15/44		34,489	43,655
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9665% 6/15/22 (d)(g)(h)		1,820	1,787
6.5% 5/15/26 (d)		31,160	31,160
6.875% 6/15/25 (d)		6,400	6,488
Ingevity Corp. 3.875% 11/1/28 (d)		6,715	6,765
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		1,530	1,595
7% 12/31/27 (d)		1,940	2,031
LSB Industries, Inc. 9.625% 5/1/23 (d)		3,600	3,708
Neon Holdings, Inc. 10.125% 4/1/26 (d)		7,305	7,981
OCI NV 5.25% 11/1/24 (d)		10,040	10,429
The Chemours Co. LLC:
5.375% 5/15/27		18,470	19,671
5.75% 11/15/28 (d)		10,075	10,277
Tronox, Inc. 6.5% 5/1/25 (d)		5,410	5,789
Valvoline, Inc. 4.25% 2/15/30 (d)		4,680	4,961
			229,421
Construction Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp.:
5.125% 6/1/25 (d)		3,060	3,114
5.25% 1/15/29 (d)		6,525	6,851
U.S. Concrete, Inc.:
5.125% 3/1/29 (d)		5,035	5,186
6.375% 6/1/24		1,295	1,327
			16,478
Containers & Packaging - 0.3%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(g)		6,625	7,072
Cascades, Inc.:
5.125% 1/15/26 (d)		3,310	3,496
5.375% 1/15/28 (d)		3,310	3,518
Crown Cork & Seal, Inc.:
7.375% 12/15/26		16,535	20,131
7.5% 12/15/96		7,695	8,522
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		3,720	4,111
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		2,570	2,641
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		4,195	4,436
			53,927
Metals & Mining - 0.9%
Alcoa Nederland Holding BV:
6.125% 5/15/28 (d)		2,110	2,305
6.75% 9/30/24 (d)		5,350	5,572
7% 9/30/26 (d)		4,430	4,718
Algoma Steel SCA 0% 12/31/23 (c)		1,518	0
Arconic Rolled Products Corp.:
6% 5/15/25 (d)		4,090	4,366
6.125% 2/15/28 (d)		9,123	9,836
Cleveland-Cliffs, Inc.:
4.875% 1/15/24 (d)		7,215	7,341
5.75% 3/1/25		1,889	1,917
5.875% 6/1/27		11,010	11,226
Commercial Metals Co. 5.75% 4/15/26		5,405	5,581
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		9,315	10,099
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		6,560	6,730
6.875% 3/1/26 (d)		14,330	14,970
7.25% 4/1/23 (d)		1,985	2,035
7.5% 4/1/25 (d)		12,105	12,559
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (d)		5,450	6,055
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		5,460	5,521
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)		6,615	6,863
Mineral Resources Ltd. 8.125% 5/1/27 (d)		11,025	12,196
Murray Energy Corp.:
11.25% 4/15/21 (c)(d)(e)		5,925	0
12% 4/15/24 pay-in-kind (c)(d)(e)(g)		6,364	0
United States Steel Corp. 6.25% 3/15/26		7,180	6,570
			136,460
TOTAL MATERIALS			436,286
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Iron Mountain, Inc.:
4.875% 9/15/29 (d)		14,590	15,392
5% 7/15/28 (d)		6,370	6,767
5.25% 7/15/30 (d)		5,915	6,388
5.625% 7/15/32 (d)		5,915	6,521
MGM Growth Properties Operating Partnership LP 3.875% 2/15/29 (d)		6,695	6,846
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		6,700	6,918
4.625% 8/1/29		10,950	11,771
5% 10/15/27		15,435	16,419
SBA Communications Corp. 3.875% 2/15/27		9,720	10,206
The GEO Group, Inc.:
5.125% 4/1/23		7,555	6,828
5.875% 10/15/24		8,575	7,117
6% 4/15/26		5,755	4,575
Uniti Group, Inc. 7.875% 2/15/25 (d)		9,940	10,678
VICI Properties, Inc.:
4.25% 12/1/26 (d)		12,650	13,120
4.625% 12/1/29 (d)		7,220	7,725
			137,271
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		6,575	7,249
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (d)		20,305	22,046
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)		6,480	7,258
5.875% 6/15/27 (d)		5,610	6,358
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		3,045	3,182
			46,093
TOTAL REAL ESTATE			183,364
UTILITIES - 2.1%
Electric Utilities - 1.9%
Clearway Energy Operating LLC 4.75% 3/15/28 (d)		4,055	4,349
NextEra Energy Partners LP:
4.25% 7/15/24 (d)		4,030	4,312
4.25% 9/15/24 (d)		989	1,058
NRG Energy, Inc.:
3.375% 2/15/29 (d)		3,080	3,153
3.625% 2/15/31 (d)		6,110	6,286
5.75% 1/15/28		20,240	22,112
6.625% 1/15/27		15,685	16,564
Pacific Gas & Electric Co.:
3.45% 7/1/25		1,675	1,815
3.75% 7/1/28		1,675	1,828
3.75% 8/15/42		6,290	6,316
3.95% 12/1/47		32,835	33,925
4% 12/1/46		14,690	15,232
4.25% 3/15/46		1,475	1,581
4.3% 3/15/45		3,690	3,934
4.55% 7/1/30		49,355	56,191
4.95% 7/1/50		49,355	58,718
PG&E Corp.:
5% 7/1/28		13,615	14,500
5.25% 7/1/30		5,150	5,665
Vistra Operations Co. LLC:
5% 7/31/27 (d)		13,800	14,628
5.5% 9/1/26 (d)		9,975	10,396
5.625% 2/15/27 (d)		17,455	18,566
			301,129
Gas Utilities - 0.2%
Southern Natural Gas Co. LLC:
7.35% 2/15/31		14,890	19,971
8% 3/1/32		9,400	13,467
			33,438
TOTAL UTILITIES			334,567

TOTAL NONCONVERTIBLE BONDS			5,035,169

TOTAL CORPORATE BONDS
(Cost $4,667,684)			5,045,526

U.S. Government and Government Agency Obligations - 18.3%
U.S. Government Agency Obligations - 0.1%
Fannie Mae 0.625% 4/22/25		2,128	2,153
Tennessee Valley Authority:
5.25% 9/15/39		$2,106	$3,160
5.375% 4/1/56		3,503	5,964

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			11,277

U.S. Treasury Obligations - 17.8%
U.S. Treasury Bonds:
1.375% 8/15/50		9,713	9,076
1.625% 11/15/50		77,535	77,075
2.5% 2/15/45 (i)(j)(k)		216,056	257,174
3% 5/15/45		20,100	26,031
3% 2/15/49		145,860	192,022
4.75% 2/15/37 (i)(j)(k)		74,200	112,996
5.25% 2/15/29 (i)		5,406	7,325
6.125% 8/15/29 (i)		3,663	5,302
U.S. Treasury Notes:
0.125% 5/31/22		66,923	66,936
0.125% 6/30/22		46,344	46,349
0.125% 8/31/22		82,000	82,003
0.125% 10/31/22		55,500	55,507
0.125% 11/30/22		35,000	35,003
0.125% 8/15/23		2,411	2,409
0.125% 10/15/23		2,852	2,850
0.125% 12/15/23		537	536
0.25% 7/31/25		35,866	35,754
0.25% 9/30/25		26,037	25,933
0.25% 10/31/25		17,600	17,520
0.375% 3/31/22		92,800	93,094
0.375% 4/30/25		82,771	83,059
0.375% 12/31/25		147,057	147,137
0.625% 11/30/27		154,748	154,651
0.625% 12/31/27		110,765	110,592
0.875% 11/15/30		120,944	120,472
1.375% 8/31/23		11,000	11,358
1.5% 8/31/21		22,000	22,203
1.5% 9/30/21		25,180	25,440
1.5% 10/31/24		480	503
1.5% 1/31/27		34,389	36,438
1.625% 11/15/22		14,901	15,315
1.625% 5/31/23		19,717	20,419
1.625% 9/30/26		3,093	3,296
1.75% 7/31/21		9,325	9,413
1.875% 7/31/22		43,433	44,631
2.125% 3/31/24		56,643	60,174
2.125% 7/31/24		118,408	126,484
2.125% 5/15/25		12,033	12,985
2.25% 3/31/21		9,900	9,950
2.25% 7/31/21		52,019	52,657
2.25% 4/30/24		24,428	26,089
2.25% 3/31/26		34,717	38,067
2.375% 4/15/21		74,550	75,028
2.5% 1/31/21		42,832	42,906
2.5% 2/28/21		90,000	90,321
2.5% 1/15/22		136,816	140,167
2.5% 2/28/26		38,997	43,223
2.625% 12/31/23		69,183	74,247
2.75% 6/30/25		197	218
3.125% 11/15/28		31,330	37,076

TOTAL U.S. TREASURY OBLIGATIONS			2,785,414

Other Government Related - 0.4%
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		49,900	50,586
Private Export Funding Corp. Secured 1.75% 11/15/24		11,520	12,057

TOTAL OTHER GOVERNMENT RELATED			62,643

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,681,484)			2,859,334

Foreign Government and Government Agency Obligations - 8.6%
Australian Commonwealth 1.75% 6/21/51 (Reg. S)	AUD	$66,406	$48,716
Buoni del Tesoro Poliennali:
1.65% 12/1/30 (Reg. S) (d)	EUR	17,960	24,340
1.7% 9/1/51 (Reg. S) (d)	EUR	7,030	9,133
Canadian Government:
0.25% 11/1/22	CAD	189,660	149,131
2% 12/1/51	CAD	13,170	12,443
Dutch Government 0% 7/15/30 (Reg. S) (d)	EUR	76,810	98,319
German Federal Republic:
0% 9/16/22 (Reg. S)	EUR	271,930	336,236
0% 2/15/30 (Reg. S)	EUR	143,700	185,428
0% 8/15/50	EUR	11,210	14,368
0.25% 2/15/29	EUR	96,380	126,632
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		54,954	62,562
5.5% 12/4/23		19,812	22,830
Japan Government:
0.1% 9/20/29	JPY	7,655,450	74,974
0.4% 3/20/56	JPY	4,039,750	35,807
0.9% 6/20/22	JPY	6,450,000	63,387
Ukraine Government 1.471% 9/29/21		6,753	6,814
United Kingdom, Great Britain and Northern Ireland 0.125% 1/31/23 (Reg. S)	GBP	36,050	49,495
United Kingdom, Great Britain and Northern Ireland Treasury GILT 2.5% 7/22/65 (Reg. S)	GBP	11,850	27,787
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,287,555)			1,348,402
		Shares	Value (000s)

Common Stocks - 7.4%
COMMUNICATION SERVICES - 0.9%
Entertainment - 0.1%
New Cotai LLC/New Cotai Capital Corp. (b)(c)		2,242,893	8,613
Interactive Media & Services - 0.4%
Alphabet, Inc. Class A (l)		13,900	24,362
Facebook, Inc. Class A (l)		92,900	25,377
Tencent Holdings Ltd. sponsored ADR		120,900	8,692
			58,431
Media - 0.2%
Altice U.S.A., Inc. Class A (l)		482,800	18,284
iHeartMedia, Inc. warrants 5/1/39 (l)		26	0
Nexstar Broadcasting Group, Inc. Class A		137,200	14,981
			33,265
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.		274,800	37,057

TOTAL COMMUNICATION SERVICES			137,366

CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.0%
Exide Technologies (c)		280	182
Exide Technologies (c)(l)		7,093	7
Exide Technologies (c)(l)		418,807	0
UC Holdings, Inc. (c)(l)		560,355	5,889
			6,078
Hotels, Restaurants & Leisure - 0.7%
Boyd Gaming Corp.		449,600	19,297
Caesars Entertainment, Inc. (l)		696,800	51,751
MGM Resorts International (m)		241,800	7,619
Penn National Gaming, Inc. (l)		343,406	29,660
Studio City International Holdings Ltd. ADR (l)		133,400	1,583
			109,910
Household Durables - 0.2%
Tempur Sealy International, Inc. (l)		947,448	25,581
Whirlpool Corp.		53,800	9,710
			35,291
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd. sponsored ADR (l)		40,500	9,426
Amazon.com, Inc. (l)		4,900	15,959
			25,385
Specialty Retail - 0.1%
Lowe's Companies, Inc.		86,800	13,932

TOTAL CONSUMER DISCRETIONARY			190,596

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Southeastern Grocers, Inc. (c)(l)		134,915	9,895
Food Products - 0.3%
Darling Ingredients, Inc. (l)		489,800	28,252
JBS SA		4,515,500	20,568
Reddy Ice Holdings, Inc. (c)(l)		331,236	0
Reddy Ice Holdings, Inc. (c)(l)		133,255	7
			48,827

TOTAL CONSUMER STAPLES			58,722

ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (l)		135,187	12
Jonah Energy LLC (c)		183,159	2,747
			2,759
Oil, Gas & Consumable Fuels - 1.0%
California Resources Corp. (l)		2,495,848	58,877
California Resources Corp. (b)		1,113,606	26,270
California Resources Corp. warrants 10/27/24 (l)		34,633	139
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (c)(l)		289	0
Series B warrants 10/1/25 (c)(l)		289	0
Denbury, Inc. (l)		2,016,335	51,800
Denbury, Inc. warrants 9/18/25 (l)		288,114	1,441
EP Energy Corp. (c)		611,545	12,188
Goodrich Petroleum Corp. (l)		90,737	916
Harvest Oil & Gas Corp.		19,388	401
Sanchez Energy Corp. (c)		185,122	2,962
Unit Corp. (c)(l)		26,886	217
Whiting Petroleum Corp. (l)		77,283	1,932
			157,143

TOTAL ENERGY			159,902

FINANCIALS - 0.2%
Capital Markets - 0.0%
Motors Liquidation Co. GUC Trust (l)		5,066	9
Penson Worldwide, Inc. Class A (c)(l)		7,403,098	0
			9
Consumer Finance - 0.1%
OneMain Holdings, Inc.		374,300	18,026
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		25,226	174
Insurance - 0.1%
Arthur J. Gallagher & Co.		80,700	9,983

TOTAL FINANCIALS			28,192

HEALTH CARE - 0.7%
Biotechnology - 0.0%
Regeneron Pharmaceuticals, Inc. (l)		900	435
Health Care Providers & Services - 0.3%
HCA Holdings, Inc.		101,300	16,660
Humana, Inc.		37,500	15,385
Rotech Healthcare, Inc. (c)(l)		129,242	1,345
UnitedHealth Group, Inc.		51,300	17,990
			51,380
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (l)		45,100	11,269
IQVIA Holdings, Inc. (l)		139,300	24,958
Thermo Fisher Scientific, Inc.		39,200	18,259
			54,486

TOTAL HEALTH CARE			106,301

INDUSTRIALS - 0.4%
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (l)		100,100	11,932
Airlines - 0.0%
Air Canada (l)		225,700	4,037
Building Products - 0.1%
Carrier Global Corp.		459,000	17,313
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd. (l)		48,111	3
Machinery - 0.1%
Allison Transmission Holdings, Inc.		151,000	6,513
Fortive Corp.		134,900	9,554
			16,067
Marine - 0.0%
U.S. Shipping Partners Corp. (c)(l)		22,876	0
U.S. Shipping Partners Corp. warrants 12/31/29 (c)(l)		214,176	0
			0
Professional Services - 0.0%
ASGN, Inc. (l)		101,200	8,453
Trading Companies & Distributors - 0.1%
Penhall Acquisition Co.:
Class A (c)(l)		11,553	866
Class B (c)(l)		3,850	289
United Rentals, Inc. (l)		40,470	9,385
			10,540
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (b)(c)(l)		403,760	0
Class A2 (b)(c)(l)		403,760	0
Class A3 (b)(c)(l)		403,760	0
Class A4 (b)(c)(l)		403,760	0
Class A5 (b)(c)(l)		403,760	0
Class A6 (b)(c)(l)		403,760	0
Class A7 (b)(c)(l)		403,760	0
Class A8 (b)(c)(l)		403,760	0
Class A9 (b)(c)(l)		403,760	0
			0

TOTAL INDUSTRIALS			68,345

INFORMATION TECHNOLOGY - 2.0%
Electronic Equipment & Components - 0.3%
CDW Corp.		60,900	8,026
Vontier Corp. (l)		53,960	1,802
Zebra Technologies Corp. Class A (l)		78,200	30,055
			39,883
IT Services - 0.7%
EPAM Systems, Inc. (l)		63,900	22,899
Global Payments, Inc.		122,500	26,389
GoDaddy, Inc. (l)		113,400	9,407
MasterCard, Inc. Class A		45,800	16,348
PayPal Holdings, Inc. (l)		100,900	23,631
Visa, Inc. Class A		70,600	15,442
			114,116
Semiconductors & Semiconductor Equipment - 0.4%
Array Technologies, Inc.		500	22
Lam Research Corp.		60,200	28,431
Microchip Technology, Inc.		76,000	10,496
Micron Technology, Inc. (l)		134,200	10,089
ON Semiconductor Corp. (l)		357,100	11,688
			60,726
Software - 0.6%
Adobe, Inc. (l)		56,500	28,257
Microsoft Corp.		157,800	35,098
Palo Alto Networks, Inc. (l)		42,900	15,246
SS&C Technologies Holdings, Inc.		193,939	14,109
			92,710

TOTAL INFORMATION TECHNOLOGY			307,435

MATERIALS - 0.4%
Chemicals - 0.2%
Albemarle Corp. U.S.		74,500	10,990
CF Industries Holdings, Inc.		269,200	10,421
The Chemours Co. LLC		481,210	11,929
			33,340
Containers & Packaging - 0.1%
Berry Global Group, Inc. (l)		247,500	13,907
WestRock Co.		279,900	12,184
			26,091
Metals & Mining - 0.1%
Algoma Steel GP (c)(l)		151,792	0
Algoma Steel SCA (c)(l)		151,792	0
Elah Holdings, Inc. (l)		517	42
First Quantum Minerals Ltd.		709,700	12,740
			12,782

TOTAL MATERIALS			72,213

UTILITIES - 0.2%
Electric Utilities - 0.1%
NRG Energy, Inc.		329,000	12,354
PG&E Corp. (l)		901,968	11,239
Portland General Electric Co.		13,962	597
			24,190
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp.		483,900	9,513

TOTAL UTILITIES			33,703

TOTAL COMMON STOCKS
(Cost $935,628)			1,162,775

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies (c)		624	581
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		8,779	1,097
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (b)(c)(l)		193,792,711	65
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $8,586)			1,743
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 1.6%
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (g)(h)(n)		5,424	5,437
Frontier Communications Corp. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 10/8/27 (g)(h)(n)		955	958
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (g)(h)(n)		4,280	3,999
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 3/9/27 (g)(h)(n)		4,347	4,314
			14,708
Entertainment - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7539% 2/10/27 (g)(h)(n)		4,773	4,747
Media - 0.0%
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1586% 10/22/26 (g)(h)(n)		1,285	1,288
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9048% 9/19/26 (g)(h)(n)		2,338	2,320
			3,608
Wireless Telecommunication Services - 0.0%
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (g)(h)(n)		3,215	3,274

TOTAL COMMUNICATION SERVICES			26,337

CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 12/16/25 (g)(h)(n)(o)		505	511
Diversified Consumer Services - 0.1%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (g)(h)(n)		3,640	3,453
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (g)(h)(n)		6,728	6,745
			10,198
Hotels, Restaurants & Leisure - 0.0%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.2539% 5/30/26 (g)(h)(n)		5,712	3,855
Specialty Retail - 0.1%
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 2/5/26 (g)(h)(n)		11,266	11,091

TOTAL CONSUMER DISCRETIONARY			25,655

ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Forbes Energy Services LLC Tranche B, term loan 18% 4/13/21 (c)(g)(n)		1,434	1,445
Oil, Gas & Consumable Fuels - 0.4%
California Resources Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 10/27/25 (g)(h)(n)		10,359	10,281
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (e)(g)(h)(n)		57,825	47,995
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (g)(h)(n)		839	772
EG America LLC 2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (g)(h)(n)		3,290	3,181
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% 5/11/20 (c)(e)(g)(h)(n)		3,423	0
term loan 3 month U.S. LIBOR + 0.000% 7.25% 5/11/20 (c)(e)(g)(h)(n)		1,476	0
			62,229

TOTAL ENERGY			63,674

FINANCIALS - 0.0%
Capital Markets - 0.0%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8968% 2/27/26 (g)(h)(n)		2,194	2,193
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. term loan 17% 9/21/27 (c)(g)(n)		3,594	3,594
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (c)(g)(h)(n)		607	607
			4,201

TOTAL FINANCIALS			6,394

HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
CPI Holdco LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 11/4/26 (g)(h)(n)		357	357
Health Care Providers & Services - 0.2%
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (g)(h)(n)		3,745	3,739
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1875% 6/13/26 (g)(h)(n)		26,208	26,044
			29,783
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.148% 6/1/25 (g)(h)(n)		986	982

TOTAL HEALTH CARE			31,122

INDUSTRIALS - 0.1%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 4/8/26 (g)(h)(n)		1,537	1,460
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7539% 4/4/26 (g)(h)(n)		826	785
			2,245
Airlines - 0.0%
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (g)(h)(n)		2,095	2,169
Building Products - 0.0%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (g)(h)(n)		2,605	2,670
Commercial Services & Supplies - 0.1%
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6468% 1/23/27 (g)(h)(n)		1,249	1,244
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (g)(h)(n)		4,678	4,659
			5,903

TOTAL INDUSTRIALS			12,987

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.2%
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1468% 10/31/26 (g)(h)(n)		683	679
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (c)(g)(h)(n)		1,029	1,029
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3% 5/31/25 (g)(h)(n)		15,499	12,065
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/31/21 (c)(h)(n)(p)		1,800	1,800
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.898% 10/11/26 (g)(h)(n)		2,191	2,085
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.898% 10/11/25 (g)(h)(n)		6,574	6,473
			24,131
Software - 0.2%
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 10/2/25 (g)(h)(n)		21,663	21,548
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.898% 9/29/24 (g)(h)(n)		2,466	2,464
Ultimate Software Group, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (g)(h)(n)		6,788	6,818
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (g)(h)(n)		1,430	1,468
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3968% 2/28/27 (g)(h)(n)		1,300	1,292
			33,590

TOTAL INFORMATION TECHNOLOGY			57,721

UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (g)(h)(n)		16,930	17,103
TOTAL BANK LOAN OBLIGATIONS
(Cost $235,874)			240,993
		Shares	Value (000s)

Fixed-Income Funds - 23.9%
Fidelity Emerging Markets Debt Central Fund (q)		256,429,090	2,402,741
Fidelity Floating Rate Central Fund (q)		13,490,288	1,336,213
Fidelity Mortgage Backed Securities Central Fund (q)		263	29
TOTAL FIXED-INCOME FUNDS
(Cost $3,809,150)			3,738,983
		Principal Amount (000s)(a)	Value (000s)

Preferred Securities - 4.7%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
DCP Midstream Partners LP 7.375% (g)(r)		8,965	7,472
Energy Transfer Partners LP:
6.25% (g)(r)		40,712	33,327
6.625% (g)(r)		15,640	13,615
Eni SpA 3.375% (Reg. S) (g)(r)	EUR	6,185	8,159
MPLX LP 6.875% (g)(r)		18,000	17,831
Summit Midstream Partners LP 9.5% (g)(r)		1,711	555
			80,959
FINANCIALS - 4.2%
Banks - 3.6%
Bank of America Corp.:
5.125% (g)(r)		22,020	23,318
5.2% (g)(r)		48,090	50,347
5.875% (g)(r)		60,475	69,397
6.25% (g)(r)		18,480	20,872
Citigroup, Inc.:
4.7% (g)(r)		8,755	9,169
5% (g)(r)		36,455	38,439
5.9% (g)(r)		25,875	27,750
5.95% (g)(r)		46,925	50,422
6.3% (g)(r)		4,120	4,499
Huntington Bancshares, Inc. 5.7% (g)(r)		7,660	7,791
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.5451% (g)(h)(r)		30,810	30,542
3 month U.S. LIBOR + 3.800% 4.0144% (g)(h)(r)		12,280	12,322
4% (g)(r)		19,100	19,603
4.6% (g)(r)		13,385	14,076
5% (g)(r)		18,675	20,035
6% (g)(r)		54,840	59,480
6.125% (g)(r)		12,865	14,159
6.75% (g)(r)		6,270	7,213
Wells Fargo & Co.:
5.875% (g)(r)		36,775	41,795
5.9% (g)(r)		46,445	49,418
			570,647
Capital Markets - 0.6%
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 3.920% 4.1279% (g)(h)(r)		22,175	22,260
4.4% (g)(r)		4,530	4,710
4.95% (g)(r)		7,885	8,494
5% (g)(r)		50,754	51,626
			87,090

TOTAL FINANCIALS			657,737

INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd. 7.5% (d)(e)(r)		1,825	81
TOTAL PREFERRED SECURITIES
(Cost $714,361)			738,777
		Shares	Value (000s)

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.11% (s)		449,515,944	449,606
Fidelity Securities Lending Cash Central Fund 0.11%(s)(t)		331,179	331
TOTAL MONEY MARKET FUNDS
(Cost $449,894)			449,937

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.7375% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	55,600	$676
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.3275% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	19,200	99
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4025% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	20,100	425
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.57125% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	19,800	286

TOTAL PUT OPTIONS			1,486

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.7375% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	55,600	2,062
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.3275% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/11/24	19,200	1,183
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4025% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	20,100	520
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.57125% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	19,800	627

TOTAL CALL OPTIONS			4,392

TOTAL PURCHASED SWAPTIONS
(Cost $6,470)			5,878
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $14,796,686)			15,592,348
NET OTHER ASSETS (LIABILITIES) - 0.3%			50,004
NET ASSETS - 100%			$15,642,352

Written Swaptions
	Expiration Date	Notional Amount	Value (000s)
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.27% and receive quarterly a floating rate based on 3-month LIBOR, expiring March 2030	3/18/25	32,000	$(788)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.27% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	20,200	(604)

TOTAL PUT SWAPTIONS			(1,392)

Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.27% and pay quarterly a floating rate based on 3-month LIBOR, expiring March 2030	3/18/25	32,000	(719)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.27% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	20,200	(452)

TOTAL CALL SWAPTIONS			(1,171)

TOTAL WRITTEN SWAPTIONS			$(2,563)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,142	March 2021	$157,685	$215	$215
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,278	March 2021	282,408	234	234
CBOT 5-Year U.S. Treasury Note Contracts (United States)	445	March 2021	56,143	133	133
TOTAL PURCHASED					582
Sold
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	29	March 2021	5,022	64	64
TOTAL FUTURES CONTRACTS					$646

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation) (000s)
AUD	2,461	USD	1,792	BNP Paribas	2/9/21	$106
AUD	74,791	USD	54,216	JPMorgan Chase Bank, N.A.	2/9/21	3,466
CAD	12,712	USD	9,911	Morgan Stanley	2/9/21	77
EUR	2,892	USD	3,517	Brown Brothers Harriman & Co.	2/9/21	19
EUR	14,749	USD	17,837	HSBC Bank PLC	2/9/21	196
EUR	3,647	USD	4,431	JPMorgan Chase Bank, N.A.	2/9/21	28
EUR	62,134	USD	75,418	JPMorgan Chase Bank, N.A.	2/9/21	552
EUR	1,847	USD	2,266	JPMorgan Chase Bank, N.A.	2/9/21	(8)
EUR	14,601	USD	17,406	Morgan Stanley	2/9/21	447
GBP	24,207	USD	32,342	BNP Paribas	2/9/21	770
GBP	15,816	USD	20,971	State Street Bank	2/9/21	663
USD	99,445	AUD	139,242	JPMorgan Chase Bank, N.A.	2/9/21	(7,944)
USD	164,133	CAD	216,217	CIBC World Markets	2/9/21	(5,751)
USD	56,107	EUR	47,335	BNP Paribas	2/9/21	(1,769)
USD	12,688	EUR	10,716	BNP Paribas	2/9/21	(415)
USD	2,395	EUR	2,023	BNP Paribas	2/9/21	(78)
USD	17,126	EUR	14,260	BNP Paribas	2/9/21	(310)
USD	34,969	EUR	28,813	BNP Paribas	2/9/21	(260)
USD	246,505	EUR	210,000	Barclays Bank PLC	2/9/21	(10,259)
USD	2,762	EUR	2,335	CIBC World Markets	2/9/21	(93)
USD	30,138	EUR	24,749	Citibank NA	2/9/21	(123)
USD	4,051	EUR	3,407	HSBC Bank PLC	2/9/21	(114)
USD	248,782	EUR	212,002	HSBC Bank PLC	2/9/21	(10,429)
USD	26,508	EUR	22,502	HSBC Bank PLC	2/9/21	(1,005)
USD	247,541	EUR	211,000	JPMorgan Chase Bank, N.A.	2/9/21	(10,445)
USD	2,585	EUR	2,171	JPMorgan Chase Bank, N.A.	2/9/21	(70)
USD	20,794	EUR	17,039	National Australia Bank	2/9/21	(39)
USD	90,558	GBP	69,756	Barclays Bank PLC	2/9/21	(4,858)
USD	32,807	GBP	24,828	Brown Brothers Harriman & Co.	2/9/21	(1,154)
USD	171,956	JPY	17,938,996	HSBC Bank PLC	2/9/21	(1,853)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(50,653)
					Unrealized Appreciation	6,324
					Unrealized Depreciation	(56,977)

For the period, the average contract value for forward foreign currency contracts was $2,242,574. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2023	$24,210	$7	$0	$7
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2026	6,132	15	0	15
3-month LIBOR(3)	Quarterly	0.5%	Semi - annual	LCH	Mar. 2028	10,329	118	0	118
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Mar. 2031	25,237	497	0	497
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2051	465	(42)	0	(42)

TOTAL INTEREST RATE SWAPS							$595	$0	$595

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,270,000 or 0.2% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,108,531,000 or 19.9% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,360,000.

 (j) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $532,000.

 (k) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,564,000.

 (l) Non-income producing

 (m) Security or a portion of the security is on loan at period end.

 (n) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (o) The coupon rate will be determined upon settlement of the loan after period end.

 (p) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,800,000 and $1,800,000, respectively.

 (q) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (r) Security is perpetual in nature with no stated maturity date.

 (s) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (t) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
California Resources Corp.	10/27/20	$12,175
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 11/5/20	$3,319
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$11,111
Tricer Holdco SCA	10/16/09 - 12/30/17	$6,909
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,100

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,580
Fidelity Emerging Markets Debt Central Fund	119,364
Fidelity Floating Rate Central Fund	70,963
Fidelity Mortgage Backed Securities Central Fund	2,591
Fidelity Securities Lending Cash Central Fund	31
Total	$195,529

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Emerging Markets Debt Central Fund	$2,613,139	$119,365	$312,374	$(3,757)	$(13,632)	$2,402,741	87.3%
Fidelity Floating Rate Central Fund	1,518,627	122,465	273,081	(16,913)	(14,885)	1,336,213	71.3%
Fidelity Mortgage Backed Securities Central Fund	--	400,075	397,693	(2,353)	--	29	0.0%
Total	$4,131,766	$641,905	$983,148	$(23,023)	$(28,517)	$3,738,983

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$137,366	$128,753	$--	$8,613
Consumer Discretionary	191,177	184,518	--	6,659
Consumer Staples	58,722	48,820	--	9,902
Energy	159,902	141,788	--	18,114
Financials	29,289	28,018	--	1,271
Health Care	106,301	104,956	--	1,345
Industrials	68,410	67,187	3	1,220
Information Technology	307,435	307,435	--	--
Materials	72,213	72,213	--	--
Utilities	33,703	33,703	--	--
Corporate Bonds	5,045,526	--	5,041,598	3,928
U.S. Government and Government Agency Obligations	2,859,334	--	2,859,334	--
Foreign Government and Government Agency Obligations	1,348,402	--	1,348,402	--
Bank Loan Obligations	240,993	--	232,518	8,475
Fixed-Income Funds	3,738,983	3,738,983	--	--
Preferred Securities	738,777	--	738,777	--
Money Market Funds	449,937	449,937	--	--
Purchased Swaptions	5,878	--	5,878	--
Total Investments in Securities:	$15,592,348	$5,306,311	$10,226,510	$59,527
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$6,324	$--	$6,324	$--
Futures Contracts	646	646	--	--
Swaps	637	--	637	--
Total Assets	$7,607	$646	$6,961	$--
Liabilities
Forward Foreign Currency Contracts	$(56,977)	$--	$(56,977)	$--
Swaps	(42)	--	(42)	--
Written Swaptions	(2,563)	--	(2,563)	--
Total Liabilities	$(59,582)	$--	$(59,582)	$--
Total Derivative Instruments:	$(51,975)	$646	$(52,621)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$6,324	$(56,977)
Total Foreign Exchange Risk	6,324	(56,977)
Interest Rate Risk
Futures Contracts(b)	646	0
Purchased Swaptions(c)	5,878	0
Swaps(d)	637	(42)
Written Swaptions(e)	0	(2,563)
Total Interest Rate Risk	7,161	(2,605)
Total Value of Derivatives	$13,485	$(59,582)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation marginfor centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in netunrealized appreciation (depreciation).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.4%
Germany	4.3%
Canada	2.5%
Cayman Islands	2.5%
Luxembourg	2.2%
Netherlands	2.1%
United Kingdom	2.0%
Mexico	1.7%
Japan	1.2%
Turkey	1.1%
Others (Individually Less Than 1%)	10.0%
100%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $325) — See accompanying schedule: Unaffiliated issuers (cost $10,537,642)	$11,403,428
Fidelity Central Funds (cost $4,259,044)	4,188,920
Total Investment in Securities (cost $14,796,686)		$15,592,348
Cash		73,769
Foreign currency held at value (cost $12)		12
Receivable for investments sold		18,049
Receivable for premium on written options		2,839
Unrealized appreciation on forward foreign currency contracts		6,324
Receivable for fund shares sold		13,978
Dividends receivable		370
Interest receivable		96,212
Distributions receivable from Fidelity Central Funds		39
Receivable for daily variation margin on futures contracts		166
Prepaid expenses		16
Other receivables		13
Total assets		15,804,135
Liabilities
Payable for investments purchased
Regular delivery	$43,211
Delayed delivery	3,305
Unrealized depreciation on forward foreign currency contracts	56,977
Payable for fund shares redeemed	43,192
Distributions payable	2,243
Accrued management fee	7,115
Distribution and service plan fees payable	1,035
Payable for daily variation margin on centrally cleared OTC swaps	29
Written options, at value (premium receivable $2,839)	2,563
Other affiliated payables	1,754
Other payables and accrued expenses	29
Collateral on securities loaned	330
Total liabilities		161,783
Net Assets		$15,642,352
Net Assets consist of:
Paid in capital		$14,859,464
Total accumulated earnings (loss)		782,888
Net Assets		$15,642,352
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,903,581 ÷ 150,915 shares)(a)		$12.61
Maximum offering price per share (100/96.00 of $12.61)		$13.14
Class M:
Net Asset Value and redemption price per share ($792,143 ÷ 62,835 shares)(a)		$12.61
Maximum offering price per share (100/96.00 of $12.61)		$13.14
Class C:
Net Asset Value and offering price per share ($572,280 ÷ 45,495 shares)(a)		$12.58
Fidelity Strategic Income Fund:
Net Asset Value, offering price and redemption price per share ($6,822,541 ÷ 533,324 shares)		$12.79
Class I:
Net Asset Value, offering price and redemption price per share ($4,889,531 ÷ 382,180 shares)		$12.79
Class Z:
Net Asset Value, offering price and redemption price per share ($662,276 ÷ 51,744 shares)		$12.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Dividends		$46,875
Interest (including $22 from security lending)		368,412
Income from Fidelity Central Funds (including $31 from security lending)		193,363
Total income		608,650
Expenses
Management fee	$83,933
Transfer agent fees	19,281
Distribution and service plan fees	12,483
Accounting fees	1,787
Custodian fees and expenses	53
Independent trustees' fees and expenses	50
Registration fees	293
Audit	141
Legal	(328)
Miscellaneous	166
Total expenses before reductions	117,859
Expense reductions	(104)
Total expenses after reductions		117,755
Net investment income (loss)		490,895
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	302,706
Affiliated in-kind	8,659
Fidelity Central Funds	(23,009)
Forward foreign currency contracts	(39,122)
Foreign currency transactions	2,048
Futures contracts	31,706
Swaps	(9,949)
Written options	(2,891)
Capital gain distributions from Fidelity Central Funds	2,166
Total net realized gain (loss)		272,314
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	292,862
Fidelity Central Funds	(28,517)
Forward foreign currency contracts	(40,344)
Assets and liabilities in foreign currencies	(18)
Futures contracts	4,468
Swaps	(989)
Written options	117
Delayed delivery commitments	371
Total change in net unrealized appreciation (depreciation)		227,950
Net gain (loss)		500,264
Net increase (decrease) in net assets resulting from operations		$991,159

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$490,895	$600,996
Net realized gain (loss)	272,314	159,227
Change in net unrealized appreciation (depreciation)	227,950	976,082
Net increase (decrease) in net assets resulting from operations	991,159	1,736,305
Distributions to shareholders	(700,879)	(718,416)
Share transactions - net increase (decrease)	(1,674,850)	(195,579)
Total increase (decrease) in net assets	(1,384,570)	822,310
Net Assets
Beginning of period	17,026,922	16,204,612
End of period	$15,642,352	$17,026,922

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Strategic Income Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.29	$11.56	$12.32	$11.88	$11.32
Income from Investment Operations
Net investment income (loss)A	.367	.412	.424	.399	.428
Net realized and unrealized gain (loss)	.497	.818	(.780)	.526	.516
Total from investment operations	.864	1.230	(.356)	.925	.944
Distributions from net investment income	(.386)	(.390)	(.392)	(.382)	(.384)
Distributions from net realized gain	(.158)	(.110)	(.012)	(.103)	–
Total distributions	(.544)	(.500)	(.404)	(.485)	(.384)
Net asset value, end of period	$12.61	$12.29	$11.56	$12.32	$11.88
Total ReturnB,C	7.19%	10.74%	(2.95)%	7.87%	8.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	.98%	.98%	1.00%	1.01%
Expenses net of fee waivers, if any	.97%	.97%	.98%	.99%	1.01%
Expenses net of all reductions	.97%	.97%	.98%	.99%	1.01%
Net investment income (loss)	3.02%	3.38%	3.52%	3.24%	3.64%
Supplemental Data
Net assets, end of period (in millions)	$1,904	$1,918	$1,631	$1,921	$3,098
Portfolio turnover rateF	96%	138%G	113%H	123%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.28	$11.55	$12.31	$11.88	$11.31
Income from Investment Operations
Net investment income (loss)A	.368	.412	.424	.398	.428
Net realized and unrealized gain (loss)	.506	.818	(.779)	.517	.526
Total from investment operations	.874	1.230	(.355)	.915	.954
Distributions from net investment income	(.386)	(.390)	(.393)	(.382)	(.384)
Distributions from net realized gain	(.158)	(.110)	(.012)	(.103)	–
Total distributions	(.544)	(.500)	(.405)	(.485)	(.384)
Net asset value, end of period	$12.61	$12.28	$11.55	$12.31	$11.88
Total ReturnB,C	7.29%	10.75%	(2.95)%	7.78%	8.52%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.97%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.97%	.97%	.99%	1.00%
Expenses net of all reductions	.96%	.97%	.97%	.99%	1.00%
Net investment income (loss)	3.03%	3.39%	3.52%	3.24%	3.64%
Supplemental Data
Net assets, end of period (in millions)	$792	$806	$755	$864	$967
Portfolio turnover rateF	96%	138%G	113%H	123%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.26	$11.53	$12.28	$11.85	$11.29
Income from Investment Operations
Net investment income (loss)A	.276	.320	.334	.305	.339
Net realized and unrealized gain (loss)	.496	.818	(.770)	.518	.516
Total from investment operations	.772	1.138	(.436)	.823	.855
Distributions from net investment income	(.294)	(.298)	(.302)	(.290)	(.295)
Distributions from net realized gain	(.158)	(.110)	(.012)	(.103)	–
Total distributions	(.452)	(.408)	(.314)	(.393)	(.295)
Net asset value, end of period	$12.58	$12.26	$11.53	$12.28	$11.85
Total ReturnB,C	6.41%	9.94%	(3.60)%	7.00%	7.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.72%	1.72%	1.72%	1.74%	1.75%
Expenses net of fee waivers, if any	1.72%	1.72%	1.72%	1.74%	1.75%
Expenses net of all reductions	1.72%	1.72%	1.72%	1.74%	1.75%
Net investment income (loss)	2.27%	2.63%	2.78%	2.50%	2.90%
Supplemental Data
Net assets, end of period (in millions)	$572	$678	$1,006	$1,302	$1,376
Portfolio turnover rateF	96%	138%G	113%H	123%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$11.72	$12.38
Income from Investment Operations
Net investment income (loss)B	.410	.454	.314
Net realized and unrealized gain (loss)	.504	.827	(.657)
Total from investment operations	.914	1.281	(.343)
Distributions from net investment income	(.426)	(.431)	(.317)
Distributions from net realized gain	(.158)	(.110)	–
Total distributions	(.584)	(.541)	(.317)
Net asset value, end of period	$12.79	$12.46	$11.72
Total ReturnC,D	7.53%	11.04%	(2.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.68%	.69%G
Expenses net of fee waivers, if any	.67%	.68%	.68%G
Expenses net of all reductions	.67%	.68%	.68%G
Net investment income (loss)	3.32%	3.68%	3.64%G
Supplemental Data
Net assets, end of period (in millions)	$6,823	$8,139	$7,817
Portfolio turnover rateH	96%	138%I	113%J

 A For the period April 13, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$11.72	$12.49	$12.05	$11.47
Income from Investment Operations
Net investment income (loss)A	.404	.449	.458	.432	.463
Net realized and unrealized gain (loss)	.505	.827	(.789)	.528	.535
Total from investment operations	.909	1.276	(.331)	.960	.998
Distributions from net investment income	(.421)	(.426)	(.427)	(.417)	(.418)
Distributions from net realized gain	(.158)	(.110)	(.012)	(.103)	–
Total distributions	(.579)	(.536)	(.439)	(.520)	(.418)
Net asset value, end of period	$12.79	$12.46	$11.72	$12.49	$12.05
Total ReturnB	7.48%	11.00%	(2.71)%	8.06%	8.80%
Ratios to Average Net AssetsC,D
Expenses before reductions	.71%	.72%	.73%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.74%	.76%
Expenses net of all reductions	.71%	.72%	.73%	.74%	.76%
Net investment income (loss)	3.28%	3.64%	3.76%	3.49%	3.89%
Supplemental Data
Net assets, end of period (in millions)	$4,890	$4,899	$4,831	$5,039	$2,827
Portfolio turnover rateE	96%	138%F	113%G	123%	76%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$11.72	$12.17
Income from Investment Operations
Net investment income (loss)B	.417	.461	.119
Net realized and unrealized gain (loss)	.504	.837	(.437)
Total from investment operations	.921	1.298	(.318)
Distributions from net investment income	(.433)	(.438)	(.132)
Distributions from net realized gain	(.158)	(.110)	–
Total distributions	(.591)	(.548)	(.132)
Net asset value, end of period	$12.80	$12.47	$11.72
Total ReturnC,D	7.59%	11.19%	(2.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.62%	.62%G
Expenses net of fee waivers, if any	.61%	.62%	.62%G
Expenses net of all reductions	.61%	.62%	.62%G
Net investment income (loss)	3.38%	3.74%	3.95%G
Supplemental Data
Net assets, end of period (in millions)	$662	$587	$166
Portfolio turnover rateH	96%	138%I	113%J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Strategic Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A Class M, Class C, Fidelity Strategic Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Floating Rate Central Fund	FMR	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FMR	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying mutual funds, futures contracts, swaps, foreign currency transactions, market discount, partnerships and losses deferred due to futures contracts, wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,247,157
Gross unrealized depreciation	(475,884)
Net unrealized appreciation (depreciation)	$771,273
Tax Cost	$14,759,920

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,975
Undistributed long-term capital gain	$30,242
Net unrealized appreciation (depreciation) on securities and other investments	$765,796

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$572,994	$ 619,636
Long-term Capital Gains	127,885	98,780
Total	$700,879	$ 718,416

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Foreign Exchange Risk
Forward Foreign Currency Contracts	$(39,122)	$(40,344)
Total Foreign Exchange Risk	(39,122)	(40,344)
Interest Rate Risk
Futures Contracts	31,706	4,468
Purchased Options	22,483	(1,150)
Written Options	(2,891)	117
Swaps	(9,949)	(989)
Total Interest Rate Risk	$41,349	$2,446
Totals	$2,227	$(37,898)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Strategic Income Fund	9,422,068	10,109,749

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$4,582	$83
Class M	-%	.25%	1,894	15
Class C	.75%	.25%	6,007	471
			$12,483	$569

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$157
Class M	20
Class C(a)	46
$223

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,860.16
Class M	1,137.15
Class C	937.16
Fidelity Strategic Income Fund	7,153.10
Class I	6,910.15
Class Z	284.05
	$19,281

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Strategic Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Strategic Income Fund	$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $6,352 and $27,002, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $22.

Affiliated Exchanges In-Kind. During the period, the Fund completed an exchange in-kind with Fidelity Mortgage Backed Securities Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $384,685 in exchange for 3,397 shares of the Central Fund. The net realized gain of $8,659 on investments delivered in-kind is included in the accompanying Statement of Operations. The Fund recognized net gains for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed and exchange in-kind with Fidelity Emerging Markets Debt Central Fund. The Fund delivered investments, including accrued interest, valued at $2,529,799, (which included $23,124 of unrealized depreciation) in exchange for 268,001 shares of the Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Strategic Income Fund	$37

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income and as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Strategic Income Fund	$3	$–(a)	$–

 (a) Amounts less than five hundreds.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $52.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$81,452	$76,009
Class M	33,769	32,492
Class C	21,284	25,288
Fidelity Strategic Income Fund	318,634	353,007
Class I	217,580	211,541
Class Z	28,160	20,079
Total	$700,879	$718,416

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	24,267	43,566	$295,597	$528,485
Reinvestment of distributions	6,273	5,960	77,642	72,944
Shares redeemed	(35,732)	(34,497)	(429,247)	(420,095)
Net increase (decrease)	(5,192)	15,029	$(56,008)	$181,334
Class M
Shares sold	9,600	9,378	$117,229	$113,952
Reinvestment of distributions	2,674	2,601	33,071	31,804
Shares redeemed	(15,066)	(11,692)	(180,452)	(142,125)
Net increase (decrease)	(2,792)	287	$(30,152)	$3,631
Class C
Shares sold	5,507	7,648	$66,750	$92,857
Reinvestment of distributions	1,664	1,951	20,599	23,766
Shares redeemed	(17,012)	(41,561)	(204,693)	(501,565)
Net increase (decrease)	(9,841)	(31,962)	$(117,344)	$(384,942)
Fidelity Strategic Income Fund
Shares sold	75,272	100,407	$929,569	$1,238,415
Reinvestment of distributions	22,834	24,054	286,019	298,403
Shares redeemed	(217,992)	(138,469)	(2,657,138)	(1,706,366)
Net increase (decrease)	(119,886)	(14,008)	$(1,441,550)	$(169,548)
Class I
Shares sold	113,187	115,327	$1,393,852	$1,420,553
Reinvestment of distributions	16,184	15,859	202,999	196,642
Shares redeemed	(140,370)	(150,285)	(1,692,556)	(1,848,390)
Net increase (decrease)	(10,999)	(19,099)	$(95,705)	$(231,195)
Class Z
Shares sold	21,489	40,054	$266,260	$493,698
Reinvestment of distributions	1,850	1,315	23,240	16,369
Shares redeemed	(18,655)	(8,437)	(223,592)	(104,926)
Net increase (decrease)	4,684	32,932	$65,908	$405,141

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Strategic Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the "Fund"), a fund of Fidelity Advisor Series II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2007

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Year of Election or Appointment: 2013

Assistant Treasurer

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Year of Election or Appointment: 2013

President and Treasurer

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Advisor Strategic Income Fund
Class A	.97%
Actual		$1,000.00	$1,085.70	$5.09
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class M	.96%
Actual		$1,000.00	$1,085.70	$5.03
Hypothetical-C		$1,000.00	$1,020.31	$4.88
Class C	1.71%
Actual		$1,000.00	$1,081.80	$8.95
Hypothetical-C		$1,000.00	$1,016.54	$8.67
Fidelity Strategic Income Fund	.67%
Actual		$1,000.00	$1,087.10	$3.51
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class I	.71%
Actual		$1,000.00	$1,086.80	$3.72
Hypothetical-C		$1,000.00	$1,021.57	$3.61
Class Z	.61%
Actual		$1,000.00	$1,087.30	$3.20
Hypothetical-C		$1,000.00	$1,022.07	$3.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Fidelity® Strategic Income Fund

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Strategic Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Strategic Income Fund
Class A	02/16/2021	02/12/2021	$0.037
Class M	02/16/2021	02/12/2021	$0.037
Class C	02/16/2021	02/12/2021	$0.037
Fidelity Strategic Income Fund	02/16/2021	02/12/2021	$0.037
Class I	02/16/2021	02/12/2021	$0.037
Class Z	02/16/2021	02/12/2021	$0.037

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $147,098,656, or, if subsequently determined to be different, the net capital gain of such year.

A total of 7.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $330,456,615 of distributions paid during the period January 1, 2020 to December 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2019 and April 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Strategic Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

FA Strategic Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
63
63
63
63
63
57
57
56
56
56
56
56
56
56
55
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	25%	24%	24%	27%	21%
Funds	274	290	292	290	290
ASPG Quartile	2nd	2nd	2nd	3rd	2nd

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class C, Class Z, and the retail class ranked below the competitive median for 2019 and the total expense ratio of Class I ranked equal to the competitive median for 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SI-ANN-0221
1.540220.123

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Strategic Income Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$116,000	$-	$9,300	$2,300

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$119,000	$200	$6,700	$2,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
Deloitte Entities	$513,200	$585,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021